EXHIBIT 99.1
                                                                    ------------

                    JUPITERMEDIA CORPORATION REPORTS RESULTS
                   FOR ITS SECOND QUARTER ENDED JUNE 30, 2004

(New York, NY - August 4, 2004) -- Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended June 30, 2004. Revenues for the second quarter of 2004 were $17.8 million compared to revenues of $10.2 million for the same period last year, an increase of 75%. Net income for the second quarter was $3.5 million, or $0.11 per diluted share, compared to a net loss of $111,000, or $0.00 per diluted share, for the same period last year.

"We are pleased with our financial results this quarter, with both record quarterly revenues and net income," stated Jupitermedia's Chairman and CEO Alan
M. Meckler. "Our acquisition of the assets of the Comstock Images business on April 1, 2004, added over 500,000 wholly owned images to our growing JupiterImages business which sells commercial stock images by single download, CD or online subscription. We are experiencing significant marketing and business synergies between Comstock Images and our JupiterImages division as well as our other Jupitermedia divisions. Our acquisition of the assets of the Thinkstock Images and Thinkstock Footage businesses on July 28, 2004, furthers Jupitermedia's position as one of the largest worldwide organizations in the business of selling stock images and enables us to enter the rapidly growing business of selling video footage online. Our follow-on public offering, co-managed by Piper Jaffray & Co. and SG Cowen & Co., LLC, was successfully completed on May 28, 2004, and raised net proceeds of over $30 million for Jupitermedia. Net proceeds are being used primarily for working capital and general corporate purposes, including potential acquisitions and the repayment of all outstanding indebtedness incurred to finance the acquisition of Comstock Images," added Meckler.

JUPITERMEDIA CORPORATION 2ND QUARTER 2004 FINANCIAL RESULTS CONFERENCE CALL
ALERT

Jupitermedia Corporation invites you to participate in its conference call reviewing 2004 second quarter results, scheduled for Thursday, August 5, 2004 at 11:00 am EST. The conference call number is (800) 259-2693 for domestic participants and (913) 981-5575 for international participants: pass code "276 568". Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Thursday, August 19, 2004. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants: pass code "276 568".

ACQUISITIONS

     o In April, Jupitermedia announced that it acquired substantially all of the assets of Comstock Images (www.comstock.com) for $20.85 million in cash and the assumption of certain liabilities. Comstock Images is based in Mountainside, NJ with operations in Toronto, Canada and Steinsel, Luxembourg. Comstock Images has been in the stock imagery business since 1976 and possesses an extensive archive of wholly owned commercial stock images. Jupitermedia also announced that it had obtained credit facilities with HSBC Bank USA that provide for borrowings of up to $23 million to help finance this and other potential acquisitions. A total of $13 million was borrowed to help finance the acquisition of Comstock

          Images. These borrowings were repaid in full in May 2004 after the completion of Jupitermedia's follow-on stock offering.

     o In July, Jupitermedia announced that it acquired over 30,000 high-resolution image assets from a variety of leading content providers in several transactions for its JupiterImages division (www.jupiterimages.com). Terms of these acquisitions were not disclosed.

     o In July, Jupitermedia also announced that it acquired the assets of the Thinkstock Images and Thinkstock Footage businesses (www.thinkstock.com, www.thinkstockfootage.com) for $4.0 million in cash, the assumption of certain limited liabilities and 50,000 restricted shares of Jupitermedia common stock. Thinkstock has been in the stock imagery and stock footage business since 1999 and is based in Charlotte, NC. The acquisition adds over 25,000 wholly-owned digitized stock images and over 4,000 wholly-owned stock video clips to JupiterImages' image library. Ron Chapple, renowned photographer and founder of Thinkstock, will continue to provide world-class imagery for Thinkstock and JupiterImages.

NEW ONLINE MEDIA OFFERINGS

In June, Jupitermedia launched the SearchEngineWatch.com Forums (forums.searchenginewatch.com), an online discussion area allowing readers to share experiences, tips and thoughts about the growing area of search and search marketing. Major discussion areas of the SearchEngineWatch.com Forums include Featured Discussions, Search Engines and Directories, Search Engine Marketing Strategies and General Search Issues. NEW RESEARCH SERVICES Jupitermedia continued to expand and strengthen its proprietary research offerings. In August, JupiterResearch launched a new research service covering home theater and digital home entertainment, marking the eighth new practice started by JupiterResearch since it was acquired in July 2002. The Home Theater research service helps vendors prepare for market opportunities created by the explosion of new home entertainment technologies. It delivers insights on consumer needs and expectations, enables better decisions about such topics as convergence and optimal form factors and helps vendors develop strategies to maintain margins in the face of rapid commoditization.

CONFERENCES AND TRADE SHOWS

JupiterEvents, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our web sites and our research offerings. JupiterEvents held eight paid conferences and trade shows in the second quarter, each focusing on a different issue pertaining to information technology and the Internet industry. Events included Digital Rights Management Strategies Conference & Expo; ISPCON Spring 2004; Wi-Fi Planet Japan Conference & Expo; Search Engine Strategies Japan Conference & Expo 2004; Search Engine Strategies Canada Conference & Expo 2004; Search Engine Strategies U.K. Conference & Expo 2004; Wi-Fi Planet Conference & Expo Spring 2004 and Internet Planet Spring Conference & Expo 2004.

JupiterEvents has announced the following conferences and trade shows for the remainder of 2004:

     o   Jupiter Plug.IN Conference & Expo (July 26-27, New York, NY)
     o Jupiter/ClickZ Advertising Forum Conference & Expo (July 28-29, New York, NY)
     o   Search Engine Strategies Conference & Expo 2004 (August 2-5, San Jose,
         CA)
     o IT Service Management Forum Conference & Expo (Sept. 27-Oct. 2, Long Beach, CA)

     o   Digital Rights Management Strategies (October 25 - 27, Los Angeles, CA)
     o Search Engine Strategies Conference & Expo 2004 (October 27 - 28, Stockholm)
     o   ISPCON Fall 2004 (November 2 - 5, Santa Clara, CA)
     o   Inside ID Conference & Expo (November 15 - 17, Washington, D.C.)
     o Wi-Fi Planet Conference & Expo Fall 2004 (November 30 - December 2, San Jose, CA)
     o Search Engine Strategies Conference & Expo 2004 (December 13 - 16, Chicago, IL)

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
            FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2003 AND 2004
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                                   JUNE 30,                              JUNE 30,
                                                        ------------------------------        -----------------------------
                                                           2003               2004               2003               2004
                                                        ----------         ----------         ----------         ----------
Revenues                                                $   10,220         $   17,846         $   18,465         $   32,199
Cost of revenues                                             4,508              6,547              9,180             12,567
                                                        ----------         ----------         ----------         ----------

Gross profit                                                 5,712             11,299              9,285             19,632
                                                        ----------         ----------         ----------         ----------

Operating expenses:
     Advertising, promotion and selling                      3,539              4,550              6,261              8,125
     General and administrative                              1,785              2,152              3,378              4,677
     Depreciation                                              338                242                701                465
     Amortization                                              256                722                496              1,117
                                                        ----------         ----------         ----------         ----------
Total operating expenses                                     5,918              7,666             10,836             14,384
                                                        ----------         ----------         ----------         ----------

Operating income (loss)                                       (206)             3,633             (1,551)             5,248

Income (loss) on investments and other, net                     54                105                 (1)               119
Interest income                                                 62                  9                151                 27
Interest expense                                              --                  (56)              --                  (62)
                                                        ----------         ----------         ----------         ----------
                                                               (90)             3,691             (1,401)             5,332
Income (loss) before income taxes, minority
     interests and equity loss from venture fund
     investments and other, net

Provision for income taxes                                    --                  140               --                  140
Minority interests                                               6                (26)                10                (37)
Equity loss from venture fund investments and
     other, net                                                (27)               (16)               (50)                (9)
                                                        ----------         ----------         ----------         ----------
Net income (loss)                                       $     (111)        $    3,509         $   (1,441)        $    5,146
                                                        ==========         ==========         ==========         ==========

Basic net income (loss) per share                       $     (0.0)        $     0.13         $     (0.6)        $     0.19
                                                        ==========         ==========         ==========         ==========

Basic weighted average number of common shares
     outstanding                                            25,301             27,903             25,292             26,965
                                                        ==========         ==========         ==========         ==========
                                                        $     (0.0)        $     0.11         $     (0.6)        $     0.17
        Diluted net income (loss) per share
                                                        ==========         ==========         ==========         ==========

Diluted weighted average number of common shares
     outstanding                                            25,301             30,906             25,292             29,783
                                                        ==========         ==========         ==========         ==========

SEGMENT INFORMATION

The following tables summarize the results of the segments of Jupitermedia for the three and six months ended June 30, 2003 and 2004. Online media consists of the JupiterWeb business that includes the internet.com, EarthWeb.com, DevX.com and ClickZ.com Networks. Online images consists of the JupiterImages business that includes Comstock Images, Photos.com and ClipArt.com. Research represents the JupiterResearch business. Events represents the JupiterEvents business. Other includes corporate overhead, depreciation, amortization and venture fund related activities.

(unaudited)                     THREE MONTHS ENDED          SIX MONTHS ENDED
(in thousands)                        JUNE 30,                   JUNE 30,
                               ---------------------      ---------------------
                                 2003         2004          2003         2004
                               --------     --------      --------     --------
Revenues:
   Online media                $  6,034     $  8,002      $ 10,679     $ 15,221
   Online images                   --          5,791          --          8,248
   Research                       2,157        2,201         4,433        4,543
   Events                         1,876        1,841         3,053        4,163
   Other                            153           11           300           24
                               --------     --------      --------     --------
                               $ 10,220     $ 17,846      $ 18,465     $ 32,199
                               --------     --------      --------     --------
Cost of revenues:
   Online media                $  2,427     $  2,867      $  4,995     $  5,770
   Online images                   --          1,143          --          1,778
   Research                       1,208        1,318         2,722        2,554
   Events                           873        1,219         1,463        2,465
                               --------     --------      --------     --------
                               $  4,508     $  6,547      $  9,180     $ 12,567
                               --------     --------      --------     --------
Gross profit
   Online media                $  3,607     $  5,135      $  5,684     $  9,451
   Online images                   --          4,648          --          6,470
   Research                         949          883         1,711        1,989
   Events                         1,003          622         1,590        1,698
   Other                            153           11           300           24
                               --------     --------      --------     --------
                               $  5,712     $ 11,299      $  9,285     $ 19,632
                               --------     --------      --------     --------
Advertising, promotion and
 selling
   Online media                $  1,461     $  1,760      $  2,747     $  3,444
   Online images                   --          1,237          --          1,556
   Research                         768          780         1,530        1,498
   Events                         1,310          773         1,984        1,627
                               --------     --------      --------     --------
                               $  3,539     $  4,550      $  6,261     $  8,125
                               --------     --------      --------     --------
General and administrative
   Online media                $    170     $   (186)     $    408     $    234
   Online images                   --            263          --            517
   Research                         301          177           612          374
   Events                            47           38            96           82
   Other                          1,267        1,860         2,262        3,470
                               --------     --------      --------     --------
                               $  1,785     $  2,152      $  3,378     $  4,677
                               --------     --------      --------     --------

Depreciation                   $    338     $    242      $    701     $    465
Amortization                   $    256     $    722      $    496     $  1,117

Operating income (loss)
   Online media                $  1,976     $  3,561      $  2,529     $  5,773
   Online images                   --          3,148          --          4,397
   Research                        (120)         (74)         (431)         117
   Events                          (354)        (189)         (490)         (11)
   Other                         (1,708)      (2,813)       (3,159)      (5,028)
                               --------     --------      --------     --------
                               $   (206)    $  3,633      $ (1,551)    $  5,248
                               --------     --------      --------     --------

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                       DECEMBER 31, 2003 AND JUNE 30, 2004
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                  DECEMBER 31,        JUNE 30,
                                                                                                     2003               2004
                                                                                                  ----------         ----------
                                                                                                                     (UNAUDITED)
                                     ASSETS
Current assets:
    Cash and cash equivalents                                                                     $    9,567         $   29,222
    Accounts receivable, net of allowances of $948 and $780, respectively                             10,281             10,862
    Unbilled accounts receivable                                                                       1,012              1,058
    Prepaid expenses and other                                                                         2,124              2,350
                                                                                                  ----------         ----------
          Total current assets                                                                        22,984             43,492

Property and equipment, net of accumulated depreciation of $8,674 and $8,927, respectively             1,488              2,002
Intangible assets, net of accumulated amortization of $3,204 and $4,321, respectively                  8,130             18,410
Goodwill                                                                                              21,760             31,952
Investments and other assets                                                                           1,676              1,507
                                                                                                  ----------         ----------
          Total assets                                                                            $   56,038         $   97,363
                                                                                                  ==========         ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                                              $    1,494         $    3,210
    Accrued payroll and related expenses                                                               2,482              2,029
    Accrued expenses and other                                                                         4,151              4,677
    Deferred revenues                                                                                  9,211             11,101
                                                                                                  ----------         ----------
          Total current liabilities                                                                   17,338             21,017

Long-term liabilities                                                                                    341                283
Deferred tax liabilities                                                                                --                  103
                                                                                                  ----------         ----------
          Total liabilities                                                                           17,679             21,403
                                                                                                  ----------         ----------

Stockholders' equity:
    Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued                      --                 --
                                                                                                  ----------         ----------
    Common stock, $.01 par value, 75,000,000 shares authorized, 25,984,130 and 31,032,035 shares issued at December 31, 2003 and June 30, 2004, respectively
                                                                                                         260                311
    Additional paid-in capital                                                                       177,629            210,019
    Accumulated deficit                                                                             (139,427)          (134,281)
    Treasury stock, 65,000 shares at cost                                                               (106)              (106)
    Accumulated other comprehensive income                                                                 3                 17
                                                                                                  ----------         ----------
          Total stockholders' equity                                                                  38,359             75,960
                                                                                                  ----------         ----------
          Total liabilities and stockholders' equity                                              $   56,038         $   97,363
                                                                                                  ==========         ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     SIX MONTHS ENDED JUNE 30, 2003 AND 2004
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                       SIX MONTHS ENDED
                                                                                           JUNE 30,
                                                                                -----------------------------
                                                                                   2003               2004
                                                                                ----------         ----------
Cash flows from operating activities:
     Net income (loss)                                                          $   (1,441)        $    5,146
     Adjustments to reconcile net income (loss) to net cash provided by operating activities:
        Depreciation and amortization                                                1,197              1,582
        Barter transactions, net                                                      (456)              --
        Provision for losses on accounts receivable                                     52               (144)
                 Minority interests                                                    (10)                37
        Equity loss from venture fund investments and other, net                        50                  9
         (Income) loss on investments and other, net                                     1               (119)
        Provision for income taxes                                                    --                   37
     Changes in current assets and liabilities (net of businesses acquired):
        Accounts receivable                                                          1,667                322
        Unbilled accounts receivable                                                   147                (46)
        Prepaid expenses and other                                                    (594)              (267)
        Accounts payable and accrued expenses                                         (699)             1,408
        Deferred revenues                                                              575              1,855
                                                                                ----------         ----------
            Net cash provided by operating activities                                  489              9,820
                                                                                ----------         ----------


Cash flows from investing activities:
     Additions to property and equipment                                              (147)              (207)
     Acquisitions of businesses and other                                          (13,431)           (22,917)
     Distribution from internet.com venture funds                                     --                  148
     Proceeds from sales of assets and other                                            54                135
                                                                                ----------         ----------
            Net cash used in investing activities                                  (13,524)           (22,841)
                                                                                ----------         ----------

Cash flows from financing activities:
     Proceeds from issuance of common stock, net                                      --               30,580
     Borrowings under credit facilities                                               --               13,000
     Repayment of borrowings under credit facilities                                  --              (13,000)
     Proceeds from exercise of stock options                                           103              2,096
                                                                                ----------         ----------
            Net cash provided by financing activities                                  103             32,676
                                                                                ----------         ----------

Net increase (decrease) in cash and cash equivalents                               (12,932)            19,655
Cash and cash equivalents, beginning of period                                      25,451              9,567
                                                                                ----------         ----------
Cash and cash equivalents, end of period                                        $   12,519         $   29,222
                                                                                ==========         ==========

Supplemental disclosures of cash flow:
     Cash paid for income taxes                                                 $     --           $     --
                                                                                ==========         ==========
     Cash paid for interest                                                     $     --           $       62
                                                                                ==========         ==========

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices paid by Jupitermedia in connection with its recent acquisitions of DevX, Comstock Images and Thinkstock Images, and are subject to change pending a final allocation of these amounts. The following forward-looking statements reflect Jupitermedia's expectations as of August 4, 2004. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS

                                   Actual       Actual    Actual
                                 Total 2003    Q1 2004    Q2 2004     Q3 2004      Q4 2004     Total 2004
                                 ----------    -------    -------     -------      -------     ----------
                                                  (in millions, except per share amounts)
Revenues                            $47.0       $14.4     $17.8     $18.0-19.0   $19.0-20.0    $69.2-71.2


Cost of revenues, advertising,
promotion & selling, and G & A
expenses                            $42.8       $12.2     $13.3     $13.2-14.2   $13.3-14.3    $52.0-54.0

Depreciation and amortization       $2.8         $0.6      $1.0         $1.1         $1.2          $3.9
Interest income, net                $0.2         $0.0      $0.0         $0.1         $0.1          $0.2
Other income                        $0.2         $0.0      $0.1         $0.0         $0.0          $0.1
Income taxes                        $0.0         $0.0      $0.1         $0.1         $0.1          $0.3
Net income                          $1.4         $1.6      $3.5         $3.7         $4.5         $13.3
Diluted share count                 26.9         29.5      31.0         34.3         34.6          32.4

Earnings per diluted share         $0.05        $0.06     $0.11        $0.11        $0.13         $0.41

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM) (www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of original information, images, research and events for information technology, business and creative professionals. JupiterWeb, the online division of Jupitermedia, operates four distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; and ClickZ.com for interactive marketers. JupiterWeb properties include more than 150 Web sites and over 150 e-mail newsletters that are viewed by approximately 20 million users and generate approximately 300 million page views monthly. Jupitermedia also includes: JupiterImages, one of the leading images companies in the world with over 3.5 million images online serving creative professionals with products like Comstock Images, Thinkstock Images, Photos.com and ClipArt.com; JupiterResearch, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 14 vertical markets; and JupiterEvents, which produces offline conferences and trade shows focused on IT and business-specific topics, including Search Engine Strategies and Wi-Fi Planet.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA'S DEPENDENCE ON A LIMITED NUMBER OF ADVERTISERS; AND JUPITERMEDIA'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.

ALL CURRENT JUPITERMEDIA CORPORATION PRESS RELEASES CAN BE FOUND ON THE WORLD WIDE WEB AT HTTP://WWW.JUPITERMEDIA.COM/CORPORATE/PRESS.HTML

--------------------------------------------------------------------------------

CONTACT:
Lisa DiGiacomo
Marketing and Public Relations Associate
(212) 547-7939
ldigiacomo@jupitermedia.com